SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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Neuberger Berman High Yield Strategies Fund Inc.

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

David Basile

Aditya Bindal

Peter Borish

Stephen G. Flanagan

Frederic Gabriel

Andrew Kellerman

Christopher A. Klepps

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2020

Neuberger Berman High Yield Strategies Fund Inc.

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Boaz R. Weinstein ("Mr. Weinstein"), and certain of Saba Capital's affiliates (collectively, the “Saba Entities,” together with Saba Capital and Mr. Weinstein, “Saba,” “we,” or “us”), the individuals named in Proposal 1—David Basile, Stephen G. Flanagan, Frederic Gabriel and Christopher A. Klepps (the "2020 Nominees")—and the individuals named in Proposal 2—Aditya Bindal, Peter Borish and Andrew Kellerman (the "Holdover Replacement Nominees," together with the 2020 Nominees, the “Nominees;” and, together with Saba, the “Participants”)—in connection with the solicitation of proxies from the stockholders of Neuberger Berman High Yield Strategies Fund Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“NHS” or the “Fund”).

As a result of what we believe to be the continued poor investment performance of NHS, its shares of common stock of beneficial interest, par value $0.0001 per share (the “Common Stock”) trade at a significant discount to the Fund’s net asset value (“NAV”).1 We believe that this discount is attributable to a lack of effective management on the part of the board of directors (the “Board”) of NHS. For these reasons, among others, we have submitted a proposal allowing for stockholders to vote to terminate the management agreement between the Fund and its investment manager (Proposal 4). Additionally, we believe the Board needs fresh ideas and an independent perspective to address NHS’s discount and corporate governance issues, and that the Nominees’ election to the Board will send a strong message that NHS’s stockholders are not satisfied with the Fund’s management and their treatment of stockholders.

We previously nominated individuals to be elected as directors of the Fund at the Fund’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”). As disclosed in the Fund’s annual report, dated October 31, 2019 and filed on January 6, 2020 (the “Fund’s Annual Report”), Saba’s nominees at the 2019 Annual Meeting received approximately 50% more votes than the Fund’s incumbent directors, which included Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip (the “Fund's Incumbent Directors”).

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[1] As of September 4, 2020, high-yield closed-end funds (CEFs) are trading at a 7.0% 3-year average discount to their net asset value (NAV). NHS, on the other hand, is trading at a 10.0% 3-year average discount to NAV. See CEF Advisors (categorizing NHS and 33 other funds as high-yield closed-end funds due to each fund’s investment mandates providing for their invested assets to primarily be comprised of high-yield bonds). Given that the securities of most CEFs are formed by investment vehicles that are, to a large degree, substantially similar in organization and structure to each other and that the expectations of future value and supply and demand for high-yield CEFs are often the function of larger market forces that would be expected to affect each fund in the spectrum of high-yield CEFs equally, Saba believes that it is only reasonable to conclude that the differentiating factor that distinguishes one high-yield closed end fund from another is its investment manager. See Id.

Nevertheless, due to the fact that Saba’s nominees did not receive the requisite majority of the outstanding shares to elect our directors, the Fund continued to allow the Fund's Incumbent Directors to continue to serve in office despite receiving an overall lower amount of shareholder support than Saba’s nominees and not receiving the requisite number of votes to be elected as directors at the 2019 Annual Meeting. Under the Fund's Bylaws, nominees standing for election as a director must receive a majority of the outstanding shares for the election of directors. Because each of the Fund's Incumbent Directors did not receive this requisite number of votes at the 2019 Annual Meeting, this means that, technically, shareholders did not elect the Fund's Incumbent Directors to serve as directors of the Fund and that instead they are serving as holdover directors.

We believe the Fund has improperly allowed for the entrenchment of its Board by allowing for the Board to choose the Fund's Incumbent Directors to serve as holdover directors. We are therefore nominating the Holdover Replacement Nominees to serve as successors to the Fund's Incumbent Directors pursuant to the Maryland Business Corporation Act.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge stockholders to elect our Nominees, who, if elected, would serve the best interests of all stockholders.

We are therefore seeking your support at the upcoming 2020 annual meeting of stockholders (the “Annual Meeting”), to be held on [●], 2020, at [●]:[●] [a.m./p.m.] Eastern time, at the offices of Neuberger Berman Investment Advisers LLC (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104 with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Saba’s slate of four individuals, David Basile, Stephen G. Flanagan, Frederic Gabriel and Christopher A. Klepps (each, a “2020 Nominee,” collectively the “2020 Nominees”) as Class III directors to be elected by the holders of Common Stock and the holders of preferred stock (“Preferred Stock”), if any, voting together as a single class, with each such individual, if elected, to serve until the annual meeting of stockholders in 2023, or until his or their successors are elected and qualified to serve as directors.	FOR ALL FOUR of the 2020 Nominees

2.	To elect Saba’s slate of three individuals, Aditya Bindal, Peter Borish and Andrew Kellerman (each a “Holdover Replacement Nominee”; collectively, the “Holdover Replacement Nominees”; together with the 2020 Nominees, the “Nominees”), to serve as successors to Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, who are currently serving as holdover directors since the 2019 annual meeting of the stockholders (the “Fund's Incumbent Directors”) as Class II directors to be elected by the holders of Common Stock and the holders of Preferred Stock, voting together as a single class, with each such individual, if elected, to serve until the annual meeting of stockholders in 2022, or until his or their successors are elected and qualified to serve as directors.	FOR ALL THREE of the Holdover Replacement Nominees

3.	To request that the Board, on a non-binding basis, amend the Fund’s bylaws to provide that in a contested director election, a majority of the votes cast in the election of directors shall be rquired to elect a director.	FOR

4.	To terminate the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated, and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC.	FOR

5.	To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s stockholders on or about [●], 2020.

Based on the Fund’s preliminary proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2020 (the “Fund’s Proxy Statement”) as well as other public information, the Board is currently comprised of twelve directors divided into three classes. Each class is elected for a term of three years, with the term of one class of directors expiring at each annual meeting of the stockholders. According to the Fund’s Proxy Statement, four Class III directors are to be elected by holders of Commons Stock and holders of Preferred Stock, if any, voting together as a single class at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the 2020 Nominees and the Holdover Replacement Nominees to serve as directors whose respective terms will expire at the 2023 and 2022 annual meeting of stockholders. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Proxy Statement. There is no assurance that any of the Fund’s nominees will serve as directors if any or all of our Nominees are elected.

The Fund has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [●], 2020. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [●] shares of Common Stock outstanding and [●] Preferred Stock outstanding, according to the Fund’s Proxy Statement. As of the close of business on the September 4, 2020, the Participants “beneficially owned” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934 (the “Exchange Act”)) 4,878,870 shares of Common Stock in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” four of the 2020 Nominees in Proposal 1, “FOR ALL” three of the Holdover Replacement Nominees in Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s stockholders on or about [●], 2020.

Saba intends to solicit all shareholders of the Fund and deliver a proxy statement to such shareholders, which means that Saba intends to deliver this Proxy Statement and the accompanying Form of Gold Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to carry each Proposal described in this Proxy Statement and in the Form of Gold Proxy Card.

As disclosed in the Fund’s Proxy Statement, the Fund is attempting to exclude Proposal 3 from its Proxy Statement and proxy materials under Rule 14a-8 under the Exchange Act, based on, primarily, what we believe is a flawed interpretation of the Investment Company Act of 1940 and incorrect allegations regarding the supporting statement of Proposal 3.

This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section starting on page 15.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

REASONS FOR THIS PROXY SOLICITATION

Neuberger Berman High Yield Strategies Fund, Inc. (“NHS”) has traded at a substantial discount to NAV since 2013, trading at a 10.0% 3-year average discount to NAV as of September 4, 2020. We also believe that negative market perception of the Manager may have contributed to the Fund’s substantial discount to NAV.[2] We believe the Fund’s Board has been ineffective in addressing this discount to NAV, and as a result, Saba is nominating a total of seven Nominees who Saba believes will bring a fresh perspective to the Board. In addition, Saba intends to present a stockholder proposal to terminate the investment management agreement with Neuberger Berman so that the Fund can freely seek a manager who can help close the current discount to NAV.

We urge you to support our Proposals by voting the GOLD proxy card today.

NHS’s Common Stock currently trades at a value significantly less than what the securities held by the Fund are worth. We recommend voting “FOR ALL” four of the 2020 Nominees in Proposal 1 and “FOR ALL” three of the Holdover Replacement Nominees to the Board in Proposal 2. We believe voting “FOR” Proposal 3 will send a message to the Board that shareholders want a voting standard that makes it more possible to properly elect directors in contested elections and to avoid failed elections. Additionally, we believe voting “FOR” Proposal 4 may help cause the Fund to find an investment advisor who may help increase value to stockholders above what the Manager has delivered to date.

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[2] See footnote 1, supra.

PROPOSAL 1: ELECTION OF THE 2020 NOMINEES AS CLASS III DIRECTORS

According to the Fund’s Proxy Statement and other public information, the Board is currently comprised of twelve directors divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and it is our expectation that there will be four directors by holders of Commons Stock and holders of Preferred Stock voting together as a single class elected at the Annual Meeting.

We are soliciting proxies to elect the 2020 Nominees—David Basile, Stephen G. Flanagan, Frederic Gabriel and Christopher A. Klepps—to serve as directors with terms expiring at the 2023 annual meeting of stockholders. The 2020 Nominees, if all are elected, would constitute four of twelve members of the Board. If all of the 2020 Nominees and Holdover Replacement Nominees are elected, the Nominees would comprise seven Board seats, constituting a majority of the members of the Board.

The Participants intend to vote all of their Common Stock in favor of the 2020 Nominees and the Holdover Replacement Nominees.

Each of the 2020 Nominees, if elected, will serve three-year terms until the 2023 annual meeting of stockholders. There is no assurance that any incumbent director of the Fund will serve as a director if one or more of the 2020 Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

2020 Nominees:

Name:	David Basile
Age:	58
Business Address:	68 Tuthill Drive, Shelter Island, New York 11964
Principal Occupation:	See below

David Basile has served as the Founder and Principal of RD Global Research, a healthcare research and development firm, since 2014. Previously, Mr. Basile served as a Portfolio Manager at Tudor Investments (“Tudor”) from 2008 until 2014, where he focused on discretionary macro trading. Mr. Basile held the same positon at Tudor from 2002 to 2006. In between his stints at Tudor, Mr. Basile served as Chief Investment Officer and Principal of Safir Capital LLC from 2006 to 2008. Prior to joining Tudor, Mr. Basile was Managing Director of Global Emerging Markets Trading at Barclays Capital from 2001 to 2002 and Managing Director of Local Currency Emerging Markets Trading at Credit Suisse First Boston from 1986 to 2001. Mr. Basile also worked as a Vice President for Kidder, Peabody & Co. Incorporated from 1983 to 1986.

Mr. Basile has also served as a trustee of Eaton Vance Floating-Rate Income Plus Fund, a closed-end management investment company, since 2020.

Mr. Basile received a B.A. in Economics and Accounting from Queens College in 1983.

Mr. Basile’s qualifications to serve as a director include his decades of investment management experience and his extensive market expertise in macroeconomic trading.

Name:	Stephen G. Flanagan
Age:	62
Business Address:	263 Nod Hill Road, Wilton, Connecticut 06897
Principal Occupation:	See below

Stephen G. Flanagan has served as the President and Chief Executive Officer of Marketing:Wise LLC since June, 2019. From January 2015 to May 2019, Mr Flanagan served as President & COO of Shadowman Sports. Mr. Flanagan also served as an Operating Partner at Alchemy Global Holdings, LLC from June 2014 until January 2016. Prior to this role, Mr. Flanagan had over 20 years of senior management experience leading marketing, new media, Internet and entertainment companies from start-up stage to IPO’s and beyond. Mr. Flanagan previously served as the President and Chief Executive Officer of The Quidnet Group, where he worked from August 2003 to December 2014, and assisted clients with strategy and development in the areas of sports, entertainment and lifestyle marketing on a global basis. From October 2001 through July 2003, Mr. Flanagan served as vice president at Clear Channel Entertainment. Before that, starting in September 1999, Mr. Flanagan held positions as senior director and senior vice President at CMGI. Mr. Flanagan has also held executive positions with CBS Sportsline, CardMember Publishing and ActMedia. He has also served as a board member and vice chairman of The Streaming Media Alliance, the advisory board to Adforce/CMGI, the Internet Advertising Bureau Research Council and various committees for the Advertising Research Foundation.

Mr. Flanagan received a B.A. in English from Syracuse University.

Mr. Flanagan’s qualifications to serve as a director include his leadership experience at the helm of a major client services company.

Name:	Frederic Gabriel
Age:	45
Business Address:	464 Hudson Street, Unit 259, New York, New York 10014
Principal Occupation:	See below

Frederic Gabriel has served as the founder and Chief Executive Officer of Orion Realty NYC, where he focuses on real estate investment opportunities in the United States, specifically in the New York tri-state area, since 2014. Prior to Orion, Mr. Gabriel spent more than 15 successful years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse and most recently JP Morgan, where he served from 2007 until 2014. Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York. Mr. Gabriel also previously served 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel holds a degree in engineering from ENSAM/Paris Tech (Arts et Métiers), graduating in 1997, and a MS in International Finance from HEC in Paris, graduating in 1999.

Mr. Gabriel’s qualifications to serve as a director include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment firm, and his leadership experience having served in leadership roles at leading financial institutions.

Name:	Christopher A. Klepps
Age:	33
Business Address:	194 Mohawk Drive, West Hartford, CT 06117
Principal Occupation:	See below

Christopher A. Klepps currently serves as the Senior Counsel at the Hartford Fire Insurance Company in the coverage unit managing coverage litigation and providing legal advice relating to personal and advertising injury, financial products, life science, bodily injury and property damage claims, since 2019. Prior to this role, Mr. Klepps served as an Associate at Updike, Kelly & Spellacy, P.C. from 2013 until 2019, where he handled complex civil litigation cases and was named “Super Lawyers Rising Star” from 2015 to 2018. Mr. Klepps previously served as a Law Clark to his Honor Dennis G. Eveleigh of the Connecticut Supreme Court from 2012 to 2013. Mr. Klepps is a member of the Connecticut Bar Association Young Lawyers Section, where he served on the Executive Committee and as the Co-Chair of Appellate Practice from 2016 to 2018 and as the Director of Continuing Legal Education from 2018 to 2019.

Mr. Klepps received a B.A. in English, Magna Cum Laude, from Siena College in 2008, and a J.D., Summa Cum Laude, from Quinnipiac University School of Law in 2012.

Mr. Klepps’s qualifications to serve as a director include his distinguished legal career, his capacity for the hard work and attention to detail that is required in light of the Fund’s complex regulatory, operational and marketing setting.

None of the 2020 Nominees currently hold, nor at any time has held, any position with the Fund. None of the 2020 Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the 2020 Nominees and the aggregate range of equity securities in all funds to be overseen by the 2020 Nominees, is as follows:

Name of 2020 Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
David Basile	None	None
Stephen G. Flanagan	None	None
Frederic Gabriel	None	None
Christopher A. Klepps	None	None

We urge stockholders to vote FOR ALL four of the 2020 Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. Each of the 2020 Nominees has, within the past several years, been nominated by Saba to serve as a director of additional closed-end funds, and therefore, certain of the Nominees may have served as a Saba nominee on multiple occasions. Mr. Gabriel served as a nominee for Saba to be elected as a director of the Fund at the 2019 Annual Meeting. We believe that, if elected, each of the 2020 Nominees will be considered an independent director of the Fund under (i) the NYSE American’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the 2020 Nominees has entered into a nominee agreement (the “Nominee Agreements”) pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify each 2020 Nominee against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the Nominee Agreements provide customary confidentiality obligations and other restrictions on the part of the 2020 Nominees, including, for instance, that such 2020 Nominees will not transact in securities of the Fund without the prior consent of Saba Capital. Pursuant to the Nominee Agreements and in connection with their nominations, each of the 2020 Nominees was entitled to an advance of $2,500 to cover the reimbursement of fees incurred in connection with their respective nominations. The 2020 Nominees will not receive any compensation from Saba for their services as directors of the Fund if elected or for any other reason. If elected, the 2020 Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee directors.

Each of the Nominees has agreed to being nominated as a 2020 Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the 2020 Nominees will be unable to stand for election, but, in the event that a 2020 Nominee is unable to or for good cause will not serve, the Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Exchange Act. There can be no assurance that the Fund will not assert that any additional or substitute nominations made pursuant to such a reservation must separately comply with any advance notification requirements provided in the Fund’s Bylaws. If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, with respect to a contested election, the election of each of the 2020 Nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon. This means that to elect each director, if a quorum is present or represented by proxy at the meeting, a majority of the shares outstanding, not just present or represented by proxy at the meeting and voting on the matter, must be voted “FOR” the nominee. “Withhold” votes will not be treated as votes cast and therefore will have no effect on the outcome of Proposal 1. According to the Fund’s Proxy Statement, there will not be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL FOUR of the 2020 Nominees for election at the Annual Meeting on the GOLD proxy card.

PROPOSAL 2: ELECTION OF THE HOLDOVER NOMINEES AS CLASS II DIRECTORS

We believe the Fund has improperly allowed for the entrenchment of its Board by allowing for the Board to choose the Fund's Incumbent Directors to serve as holdover directors despite not receiving the requisite number of votes in support of their election at the 2019 Annual Meeting and despite the fact that nominees nominated by an affiliate of Saba Capital received a greater number of votes at the 2019 Annual Meeting. We are therefore nominating the Holdover Replacement Nominees to serve as successors to the Fund's Incumbent Directors pursuant to the Maryland Business Corporation Act.

We are soliciting proxies to elect the Holdover Replacement Nominees—Andrew Kellerman, Aditya Bindal and Peter Borish—to serve as directors with terms expiring at the 2022 annual meeting of stockholders. If all of the 2020 Nominees and Holdover Replacement Nominees are elected, the Nominees would comprise seven Board seats, constituting a majority of the members of the Board.

The Participants intend to vote all of their Common Stock in favor of the 2020 Nominees and the Holdover Replacement Nominees.

Each of the Holdover Nominees, if elected, will serve two-year terms until the 2022 annual meeting of stockholders. There is no assurance that any incumbent director will serve as a director if one or more of the Holdover Replacement Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Name:	Andrew Kellerman
Age:	54
Business Address:	405 Lexington Avenue, 58th Floor, New York, New York 10174
Principal Occupation:	See below

Andrew Kellerman has served as Partner and Head of Business Development of Saba Capital Management, L.P. since 2018. Prior to joining Saba, Mr. Kellerman served as a Managing Director and Head of Distribution for the Private Institutional Client group within Alex. Brown & Sons where he was responsible for placement of boutique funds and private direct investments from 2017 to 2018. Prior to Alex Brown, Mr. Kellerman served as a Managing Partner of Measure 8 Venture Partners, a diversified private capital fund focused on opportunities in emerging industries, from January 2017 to November 2017. Previously, Mr. Kellerman served as a Managing Director and Head of Business Development with Vertical Knowledge supplying open source data and analytics for the defense, financial services, and commercial markets from 2014-2016. Prior to joining Vertical Knowledge, Mr. Kellerman was employed with Deutsche Bank from 2002 through 2014, where he served as a Managing Director in Credit Derivatives from 2002-2006; U.S. Head of Synthetic CDO Sales from 2006-2009 and Head of Hedge Fund Credit Sales from 2009 through 2014. Mr. Kellerman’s additional experience includes FleetBoston Financial in Singapore where he was a Director in Asia Structured Finance, Presidio Capital also in Singapore where he served as Director in Structured Finance and First National Bank of Chicago where he served as VP, Head of EM Options Trading.

Mr. Kellerman has also served as a trustee of Voya Prime Rate Trust, a closed-end investment fund, since 2020.

Mr. Kellerman holds a Bachelor of Science in International Relations from Syracuse University.

Mr. Kellerman’s qualifications to serve as a director include his extensive experience in the investment and financial services industries including his time as managing director of a large multinational investment bank.

Name:	Aditya Bindal
Age:	44
Business Address:	405 Lexington Avenue, 58th Floor, New York, New York 10174
Principal Occupation:	See below

Aditya Bindal has served as Chief Risk Officer of Saba Capital Management, L.P. since 2018, prior to which he served as Chief Risk Officer at Water Island Capital (“Water Island”), an event-driven investment firm with over $2.5 billion in AUM, from 2015 to 2018. Prior to joining Water Island, from 2008 until 2015, Mr. Bindal served as Senior Risk Manager at Eton Park Capital Management, an investment firm with over $9 billion in AUM at its peak. Mr. Bindal began his career in 2005 at Bear Stearns as a risk associate and subsequently traded credit derivatives for the proprietary desk.

Mr. Bindal has also served as a trustee of Voya Prime Rate Trust, a closed-end investment fund, since 2020.

Mr. Bindal received a Bachelor of Technology from Indian Institute of Technology, Kharagpur in India, a Masters from Purdue University and a Ph.D. in Chemical Engineering from Rutgers University.

Name:	Peter Borish
Age:	60
Business Address:	90 Park Avenue, 5th Floor, New York, New York 10016
Principal Occupation:	See below

Peter Borish has served as the Chief Strategist of Quad Group LLC, an investment management firm, since 2013. Additionally, Mr. Borish has served as the President and CEO of Computer Trading Corporation, an actively managed fund focused on macroeconomic investing, since 1995, where he created the trade and risk management models his company uses to manage assets in the derivatives market. In 2012, Mr. Borish served as Chief Executive Officer of the hedge fund Touradji Capital Management. Mr. Borish also served as the CEO and member of the Board of Twinfields Capital Management, a global macro hedge fund focused on the fixed income sector, from 2005 to 2008. Mr. Borish was a founding Partner of Tudor Investment Corporation, a global investment firm, where he served as the Director of Research from 1985 to 1994.

In addition to the foregoing leadership positions, Mr. Borish has also served as a Board Advisor of ValueStream Labs, an accelerator for financial services technologies, since 2013; as a trustee of RMB Investors Trust, an open-end management investment company, since 2015; and as a trustee of Eaton Vance Floating-Rate Income Plus Fund, a closed-end management investment company, since 2020. Mr. Borish also served as a trustee of Voya Prime Rate Trust, a closed-end management investment company, in 2020. In addition, Mr. Borish was a director of CBOT Holdings, Inc., a holding company for the Board of Trade of the City of Chicago, Inc. and its subsidiaries, from 2004 to 2005, and was a special advisor to CBOT in 2006. He has also served in leadership and board positions of a Chicago-based electronic exchange and a technology-driven lending platform.

Mr. Borish has engaged in substantial philanthropy and nonprofit work, having helped found, and, since 1988, having served on the Board of Directors of, the Robin Hood Foundation, which funds New York City educational projects for disadvantaged children. Additionally, since 1991, Mr. Borish has been a Trustee of the Institute for Financial Markets (IFM), a nonprofit dedicated to participating in the development of standards and fostering best practices initiatives in the financial services industry. He served as a Chairman of the Board of Trustees of IFM from 1992 to 1998 and again from 2004 to 2014. From 2006 until 2013, Mr. Borish served as a member of the board of directors at CharityBuzz, a charitable initiative raising funds through auctions featuring celebrity encounters. Mr. Borish was also a member of the Board of the Futures Industry Association and he also served as Special Advisor to the Board of Directors of the Chicago Board of Trade.

Mr. Borish’s career began at the Federal Reserve Bank of New York in 1982 where he monitored foreign exchange futures and options until 1985.

Mr. Borish earned a B.A. in Economics from University of Michigan in 1981 and an M.A. in Public Policy from the University of Michigan in 1982.

Mr. Borish’s qualifications to serve as a director include his extensive financial and investment experience focusing on research, data and computing, his expansive knowledge of financial markets and financial technology, and his leadership experience stemming from leading a number of investment funds and having helped build Tudor Investments into a leading global macro hedge fund.

None of the Holdover Replacement Nominees currently hold, nor at any time has held, any position with the Fund. None of the Holdover Replacement Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Holdover Replacement Nominees and the aggregate range of equity securities in all funds to be overseen by the Holdover Replacement Nominees, is as follows:

Name of Holdover Replacement Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Andrew Kellerman	None	None
Aditya Bindal	None	None
Peter Borish	None	None

We urge stockholders to vote FOR ALL three of the Holdover Replacement Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. Each of the Holdover Replacement Nominees has, within the past several years, been nominated by Saba to serve as a director of additional closed-end funds, and therefore, certain of the Nominees may have served as a Saba nominee on multiple occasions. We believe that, if elected, each of the Holdover Replacement Nominees will be considered an independent director of the Fund under (i) the NYSE American’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Holdover Replacement Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the Holdover Replacement Nominees has entered into a Nominee Agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Holdover Replacement Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the Nominee Agreements provide customary confidentiality obligations and other restrictions on the part of the Holdover Replacement Nominees, including, for instance, that such Holdover Replacement Nominees will not transact in securities of the Fund without the prior consent of Saba Capital. The Holdover Replacement Nominees will not receive any compensation from Saba for their services as directors of the Fund if elected or for any other reason. If elected, the Holdover Replacement Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee directors.

Each of the Holdover Replacement Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Holdover Replacement Nominees will be unable to stand for election, but, in the event that a Holdover Replacement Nominee is unable to or for good cause will not serve, the Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Exchange Act. There can be no assurance that the Fund will not assert that any additional or substitute nominations made pursuant to such a reservation must separately comply with any advance notification requirements provided in the Fund’s Bylaws.

If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, with respect to a contested election, the election of each of the nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon. This means that to elect each director, if a quorum is present or represented by proxy at the meeting, a majority of the shares outstanding, not just present or represented by proxy at the meeting and voting on the matter, must be voted “FOR” the nominee. “Withhold” votes will not be treated as votes cast and therefore will have no effect on the outcome of Proposal 2. Saba does not believe there will be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

The \

We Recommend a Vote FOR ALL THREE of the Holdover Replacement Nominees for election at the Annual Meeting on the GOLD proxy card.

PROPOSAL 3: REQUEST THAT THE BOARD AMEND THE BYLAWS TO CHANGE THE VOTING STANDARD IN ELECTIONS TO A MAJORITY OF THE SHARES VOTED

At the Fund’s 2019 annual meeting of shareholders, shareholders voted decisively to replace the incumbent directors. Through an entrenchment mechanism, however, the will of shareholders was subverted and their elected nominees were not seated.

At the Annual Meeting, the Fund will likely hold yet another election in which shareholders will be deprived of their right to elect directors, and the Fund will undergo another “failed election”.[3] The result will be an Investment Company that is overseen by a majority of unelected holdover directors.

Section 80a-16 of the Investment Company Act states: “In the event that at any time less than a majority of the directors of such company holding office at that time were so elected by the holders of the outstanding voting securities, the board of directors or proper officer of such company shall forthwith cause to be held as promptly as possible and in any event within sixty days a meeting of such holders for the purpose of electing directors to fill any existing vacancies in the board of directors unless the Commission shall by order extend such period.”

To maintain compliance with the Investment Company Act, the Fund will be required to continue holding shareholder meetings at a minimum of every sixty days and repeat this cycle of failed elections over and over, needlessly wasting shareholder resources each time as it attempts to continue this entrenchment by not seating the director candidates who received the most votes with a quorum present.

The only way to prevent this cycle of waste of shareholder resources will be for the Fund to amend the Bylaws to honor the will of shareholders and allow the nominees who receive the most votes to be duly elected.

Accordingly, shareholders are being asked to vote on the following resolution:

“BE IT RESOLVED, that the shareholders of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), request that the members Board of Directors (the “Board”) amend the Bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director.”

Vote Required.

According to the Bylaws and the Fund's Proxy Statement, the approval of Proposal 3 requires the affirmative vote of a majority of the shares validly cast at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 3. Saba does not believe there will be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

As disclosed in the Fund's Proxy Statement, the Fund is attempting to exclude Proposal 3 from its Proxy Statement and proxy materials under Rule 14a-8 under the Exchange Act, based on, primarily, what we believe is a flawed interpretation of the Investment Company Act of 1940 and incorrect allegations regarding the supporting statement of Proposal 3.

__________________________

[3] As disclosed in the Fund’s Annual Report, filed under cover of Form N-CSR on January 6, 2020 (the “Fund's Annual Report”), the Fund’s nominees for election at the 2019 annual meeting of shareholders (the “2019 Annual Meeting”) of the Fund received between 4,041,771 and 4,045,146 votes, considerably far less than a majority of the 19,540,585 shares outstanding as of the record date for such a meeting required to elect such directors and approximately 2 million shares less than those received by nominees proposed by Saba at such meeting, who received between 6,207,310 and 6,210,487 votes. Saba notes from internal data that no director nominee has achieved 50% or more in a contested election, and Saba is not aware of any nominee meeting such standard before the last five years. If such a scenario unfolds at the Annual Meeting, then it is reasonable to conclude that another failed election will take place.

PROPOSAL 4: TERMINATE THE MANAGEMENT AGREEMENT BETWEEN THE FUND AND NEUBERGER BERMAN MANAGEMENT LLC

As of September 4, 2020, the Fund has traded at an average discount to net asset value (NAV) of 10.0% for three years and has traded below NAV for over seven years. For these reasons and, in Saba’s opinion, years of underperformance by the Manager, Saba believes the Fund’s stockholders should terminate the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated (the “Management Agreement”). Under Section 13 of the Management Agreement and the 1940 Act, the Management Agreement is terminable at any time by the Fund upon authorization by a vote of “a majority of the outstanding voting securities of the Fund,” as further described below.

The 1940 Act provides a temporary exemption to the approval requirements of an investment advisory agreement, if a prior advisory contract is terminated, which allows the Board (including a majority of the independent directors) to approve an interim investment advisory contract. Such an interim contract must be approved within ten business days after the effective date of the termination of the prior advisory contract, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain stockholder approval for that new investment advisory contract at a subsequent stockholder meeting (subject to a separate proxy solicitation). Although the failure to approve a new investment advisory agreement could potentially require the Fund to become internally managed, Saba believes a reasonable process to select a new manager would identify numerous suitable advisers willing to advise the Fund on attractive terms.

Saba believes the Fund should terminate the Management Agreement because the Manager’s long-term performance has lagged for many years and thus there is great potential long-term benefit to replacing the Manager. For these reasons, we recommend voting “FOR” this proposal.

Accordingly, stockholders are being asked to vote on the following resolution:

BE IT RESOLVED, that the Management Agreement between Neuberger Berman High Yield Strategies Fund, Inc. (the “Fund”) and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated (the “Management Agreement”), and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC (the “Manager”) shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.

Vote Required.

According to the Management Agreement and the 40 Act, the approval of Proposal 4 requires the vote of a “majority of the outstanding voting securities of the Fund” at the Fund’s 2020 annual stockholders meeting means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 4. Saba does not believe there will be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

We Recommend a Vote FOR Proposal 4 on the GOLD proxy card.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on [●], 2020, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Each share of Common Stock and Preferred Stock of record is entitled to one vote. Holders of Preferred Shares will vote together with the holders of Common Stock as a single class on each nominee to the Board.

How do I vote my shares?

Common Stock or Preferred Stock held in record name. If your shares of Common Stock or Preferred Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Stock or Preferred Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Stock or Preferred Stock beneficially owned or held in “street” name. If you hold your Common Stock or Preferred Stock in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Stock or Preferred Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Stock or Preferred Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” four of the 2020 Nominees listed in Proposal 1, “FOR ALL” three of the Holdover Replacement Nominees listed in Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” four of the 2020 Nominees standing for election to the Board named in this Proxy Statement (Proposal 1);

“FOR ALL” three of the Holdover Replacement Nominees standing for election to the Board named in this Proxy Statement (Proposal 2);

“FOR” the request that the members Board of Directors of the Fund amend the Fund’s bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director (Proposal 3); and

“FOR” the termination of the Management Agreement between the Fund and Neuberger Berman Management LLC and all other advisory and management agreements between the Fund and the Manager (Proposal 4).

What vote is needed to approve each proposals?

Proposal 1 – Election of the 2020 Nominees. According to the Bylaws, with respect to a contested election, the election of each of the nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote. This means that to elect each director, if a quorum is present or represented by proxy at the meeting, a majority of the shares outstanding, not just present or represented by proxy at the meeting and voting on the matter, must be voted “FOR” the nominee. Abstentions and broker non-votes will therefore be considered as votes cast “against” any nominee because approval requires an absolute percentage of affirmative votes.

THE ONLY WAY TO SUPPORT ALL FOUR 2020 NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE 2020 NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

Proposal 2 – Election of the Holdover Replacement Nominees. According to the Bylaws, with respect to a contested election, the election of each of the nominees requires the affirmative vote of a majority of the shares outstanding and entitled to vote. This means that to elect each director, if a quorum is present or represented by proxy at the meeting, a majority of the shares outstanding, not just present or represented by proxy at the meeting and voting on the matter, must be voted “FOR” the nominee. Abstentions and broker non-votes will therefore be considered as votes cast “against” any nominee because approval requires an absolute percentage of affirmative votes.

THE ONLY WAY TO SUPPORT ALL THREE HOLDOVER NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE HOLDOVER NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

Proposal 3 – According to the Bylaws and the Fund’s Proxy Statement, the approval of Proposal 3 requires a vote of the majority of the votes validly cast. Though abstentions will be treated as shares that are present and entitled to vote, they will have no effect on Proposal 3.

Proposal 4 – According to the Management Agreement and the 40 Act, the approval of Proposal 4 requires the vote of a “majority of the outstanding voting securities of the Fund” at the Fund’s 2020 annual stockholders meeting means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 4.

Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will have the same effect as votes “against” Proposals 1, 2, and 4 but will have no effect on Proposal 3. Nevertheless, Saba does not believe there will be any routine matters to be voted on at the Annual Meeting, and therefore we do not anticipate any broker non-votes at the Annual Meeting.

Each Proposal is not contingent upon the approval of the other.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Stock or Preferred Stock, as applicable, they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $20,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to thirty persons to solicit the Fund’s stockholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. If successful in its proxy solicitation, either through the election of any of the Nominees listed in Proposal 1 and Proposal 2 or the approval of Proposal 3 or Proposal 4, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s stockholders. The Board, which will consist of all three of the Nominees, if all are elected, and one incumbent director of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 1-877-461-1899 or by writing to Claudia A. Brandon, the Secretary of the Fund, 1290 Avenue of the Americas, New York, NY 10104-0002. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning NHS?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s directors, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain stockholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2021 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meetings. If the Fund does not distribute the Fund’s Proxy Statement to stockholders at least ten days prior to the Annual Meeting, we will distribute to the stockholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for NHS is 811-22396 .

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein
David Basile
Aditya Bindal
Peter Borish
Stephen G. Flanagan
Frederic Gabriel
Andrew Kellerman
Christopher A. Klepps

[●], 2020

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by Saba Capital Management, L.P. (“Saba Capital”), Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities (as defined below), “Saba”), and the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on September 4, 2020, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, 4,874,870 Common Stock shares, par value $0.0001 per share, of the Fund, representing approximately [●]% of the Fund’s outstanding Common Stock. The percentages used herein are based upon [●] Common Stock shares outstanding as of the record date for the Annual Meeting, [●], 2020. Saba may be deemed to beneficially own, in the aggregate, 4,874,870 Common Stock shares. Of the 4,874,870 Common Stock shares beneficially owned in the aggregate by Saba: 4,874,870 Common Stock shares may be deemed to be beneficially owned by Saba Capital by virtue of it being the investment manager of the Saba Entities and a sub-advisor of the Saba Closed-End Funds ETF; and 4,874,870 Common Stock shares may be deemed to be beneficially owned by Mr. Weinstein by virtue of him being the principal of Saba.

As of the date of this Notice, none of the Nominees beneficially own any Common Stock, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital and other affiliated entities. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Stock reported in the aggregate herein (the “Saba Entities”). The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in PROPOSAL 1 and PROPOSAL 2 beginning on page 5.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Stock held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Stock reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Stock:

Saba

Date	Side	Shares	04/11/19	Buy	29,704	01/14/19	Buy	2,545
5/27/20	Buy	30,619	04/10/19	Buy	92,046	12/26/18	Buy	3,299
5/26/20	Buy	10,544	04/09/19	Buy	15,746	12/21/18	Buy	34,788
5/22/20	Buy	1,813	04/08/19	Buy	116,890	12/20/18	Buy	15,466
05/21/20	Buy	15,492	04/05/19	Buy	51,959	12/12/18	Buy	10,000
05/20/20	Buy	73,981	04/04/19	Buy	40,534	12/11/18	Buy	10,000
05/19/20	Buy	1,305	04/03/19	Buy	2,152	12/07/18	Buy	14,828
05/18/20	Buy	30,325	04/02/19	Buy	9,620	12/06/18	Buy	69,215
05/15/20	Buy	13,361	03/29/19	Buy	2,067	12/04/18	Buy	30,000
05/14/20	Buy	37,168	03/28/19	Buy	16,231	11/30/18	Buy	3,666
05/13/20	Buy	43,343	03/27/19	Buy	2,900	11/29/18	Buy	61,457
05/12/20	Buy	9,093	03/26/19	Buy	8,869	11/28/18	Buy	19,614
05/11/20	Buy	10,945	03/22/19	Buy	2,125	11/27/18	Buy	19,300
05/08/20	Buy	95,200	03/21/19	Buy	17,354	11/21/18	Buy	30,000
05/07/20	Buy	59,780	03/20/19	Buy	11,666	11/20/18	Buy	21,970
05/05/20	Buy	10,000	03/19/19	Buy	37,527	11/19/18	Buy	39,281
05/01/20	Buy	20,976	03/18/19	Buy	7,750	11/16/18	Buy	49,506
04/28/20	Buy	20,000	02/21/19	Buy	18,400	11/15/18	Buy	86,088
04/27/20	Buy	1,476	02/20/19	Buy	23,845	11/14/18	Buy	62,254
04/16/20	Buy	16,998	02/19/19	Buy	52,984	11/13/18	Buy	23,448
04/15/20	Buy	43	02/15/19	Buy	6,847	11/12/18	Buy	15,600
04/03/20	Buy	20,000	02/11/19	Buy	20,503	11/09/18	Buy	14,688
04/02/20	Buy	48,960	02/08/19	Buy	49,396	11/08/18	Buy	21,700
04/01/20	Buy	8,939	02/07/19	Buy	5,360	11/07/18	Buy	18,900
03/31/20	Buy	19,418	02/06/19	Buy	42,623	11/06/18	Buy	59,792
03/30/20	Buy	14,499	02/05/19	Buy	13,879	11/05/18	Buy	12,660
03/25/20	Buy	719	02/04/19	Buy	178,752	11/02/18	Buy	34,743
03/24/20	Buy	3,852	02/01/19	Buy	67,159	11/01/18	Sell	(115,307)
03/23/20	Buy	1,500	01/31/19	Buy	175,867	10/24/18	Buy	20,000
03/20/20	Buy	20,300	01/30/19	Buy	141,383	10/23/18	Buy	15,765
03/18/20	Buy	82,768	01/29/19	Buy	35,280	10/18/18	Buy	2,457
03/17/20	Buy	8,673	01/28/19	Buy	80,920	10/15/18	Buy	3,351
03/16/20	Buy	21,920	01/25/19	Buy	99,008	10/11/18	Buy	200
03/13/20	Buy	22,293	01/24/19	Buy	106,155	10/10/18	Buy	43,792
03/12/20	Buy	47,137	01/23/19	Buy	76,206	10/09/18	Buy	7,607
03/10/20	Buy	15,178	01/22/19	Buy	128,126	10/05/18	Buy	6,069
03/05/20	Buy	52,666	01/18/19	Buy	46,855	10/04/18	Buy	7,234
03/04/20	Buy	77,446	01/17/19	Buy	74,679	10/02/18	Buy	19,723
03/03/20	Buy	32,881	01/16/19	Buy	108,144	10/01/18	Buy	20,000
03/02/20	Buy	106,338	01/15/19	Buy	36,942	09/27/18	Sell	(3,448)

09/26/18	Buy	27,296	09/06/18	Buy	39,996	08/24/18	Buy	2,641
09/25/18	Buy	47,263	09/05/18	Buy	13,161	08/23/18	Buy	14,220
09/24/18	Buy	5,455	09/04/18	Buy	21,355	08/22/18	Buy	5,715
09/21/18	Buy	12,503	08/31/18	Buy	3,267	08/21/18	Buy	8,726
09/12/18	Buy	4,200	08/30/18	Buy	16,564	08/20/18	Buy	8,454
09/11/18	Buy	1,666	08/29/18	Buy	2,654	08/17/18	Buy	6,483
09/10/18	Buy	10,795	08/28/18	Buy	5,442	08/16/18	Buy	30,299
09/07/18	Buy	13,218	08/27/18	Buy	15,263	08/15/18	Buy	12,113

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN NHS’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a white proxy card to NHS, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to NHS by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to InvestorCom or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 210

Darien, CT 06820
Stockholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of Gold Proxy Card

Neuberger Berman High Yield Strategies Fund Inc.

Proxy Card for 2020 Annual Meeting of Stockholders

Scheduled for [●], 2020 (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 AND PROPOSAL 2

THE BOARD OF DIRECTORS (THE “BOARD”) OF NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Neuberger Berman High Yield Strategies Fund Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Fund Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of the Fund scheduled to be held on [●], 2020, at [●]:[●] [a.m/p.m.] Eastern time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” four of the nominees in Proposal 1 (the “2020 Nominees”), “FOR ALL” three of the nominees in Proposal 2 (the “Holdover Replacement Nominees,” together with the 2020 Nominees, the “Nominees”), “FOR” Proposal 3 and “FOR” Proposal 4. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “¢“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” four of the 2020 Nominees below:

Proposal 1 – Election at the Annual Meeting of the four individuals nominated by Saba Capital.

2020 Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
David Basile Stephen G. Flanagan Frederic Gabriel Christopher A. Klepps	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual Nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR ALL” three of the Holdover Replacement Nominees below:

Proposal 2 – Election at the Annual Meeting of the three individuals nominated by Saba Capital.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Holdover Replacement Nominees:	❑	❑	❑
Andrew Kellerman Aditya Bindal Peter Borish

(INSTRUCTIONS: To withhold authority to vote for any individual Nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 3:

	FOR	AGAINST	ABSTAIN
Proposal 3 – Request that the members Board of Directors of the Fund amend the Fund’s bylaws to provide that in a contested election, a majority of the votes cast in the election fo directors shall be required to elect a director	❑	❑	❑

We recommend that you vote “FOR” Proposal 4:

FOR	AGAINST	ABSTAIN

Proposal 4 – Termination of the Management Agreement between the Fund and Neuberger Berman Management LLC, dated August 6, 2010, as amended or novated and all other advisory and management agreements between the Fund and Neuberger Berman Investment Advisers LLC.

❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.